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                                                                   Exhibit 10.42

                                SECOND AMENDMENT
                                     TO THE
              WATERS CORPORATION 1996 EMPLOYEE STOCK PURCHASE PLAN

         WHEREAS, Waters Corporation (the "Company") has established and maintains an employee stock purchase plan for the benefit of certain employees of the Company entitled the Waters Corporation 1996 Employee Stock Purchase Plan (the "Plan"); and

         WHEREAS, the Company desires to amend the Plan in certain respects in order to include in the Plan domestic or foreign entities affiliated with the Company;

         NOW THEREFORE, in accordance with the power of amendment contained in
Section 20 of the Plan, the Plan is hereby amended, effective January 1, 2000, as follows:

          1. Section 23 of the Plan is deleted in its entirety and the following new subsection is substituted therefore:

          "23. ADOPTING SUBSIDIARIES. Any entity, foreign or domestic, affiliated with the Company may adopt the Plan on behalf of its employees either unilaterally or by collective bargaining by filing with the Company a certified copy of a resolution of the Board of Directors (or other appropriate authorization satisfactory to the Secretary of the Company) of such affiliated entity providing for such affiliated entity's adoption of the Plan and a certified copy of a resolution of the Board of Directors of the Company (or any delegate thereof) consenting to such adoption. Each such adopting entity is referred to herein as a `Covered Entity.'."

         IN WITNESS WHEREOF, the Company has caused this amendment to be signed on its behalf by its duly authorized representative this 1st day of March 2000.

                                           WATERS CORPORATION

                                           By:  /s/BRIAN K. MAZAR
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                                           Its:  VICE PRESIDENT, HUMAN RESOURCES
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